UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Rockwell Automation, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
ROCKWELL AUTOMATION, INC.
2026 Annual Meeting
Vote by February 9, 2026 11:59 PM ET. For shares held in a
Plan, vote by February 4, 2026 11:59 PM ET.

ROCKWELL AUTOMATION, INC. 1201 SOUTH SECOND STREET
MILWAUKEE, WI 53204

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You invested in ROCKWELL AUTOMATION, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareowner meeting to be held on February 10, 2026.

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to January 27, 2026. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* February 10, 2026 5:30 PM CST Rockwell Automation, Inc. 1201 South Second Street Milwaukee, Wisconsin 53204

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and vote on these important matters.

Board
Voting Items		Recommends
A.	To elect as directors of Rockwell Automation, Inc. the nominees listed below:
Nominees:

	01) William P. Gipson 02) Pam Murphy 03) Robert W. Soderbery	For

B.	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers.	For
C.	To approve the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for fiscal 2026.	For
D.	To approve the Rockwell Automation, Inc. 2026 Long-Term Incentives Plan.	For
In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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